Exhibit 10.1

THE EMPIRE DISTRICT ELECTRIC COMPANY
TO
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
AND
UMB BANK & TRUST, N.A.

Trustees

Thirty-Seventh Supplemental Indenture

Dated as of June 9, 2011

 (Supplemental to Indenture dated as of September 1, 1944)

For the Purpose of Amending Section 4.11
Of the Indenture Dated as of September 1, 1944

TABLE OF CONTENTS1

-i-

1	This Table of Contents is not a part of the annexed Supplemental Indenture as executed.

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of June 9,  2011, between The Empire District Electric Company, a corporation organized and existing under the laws of the State of Kansas (hereinafter called the “Company”), party of the first part, and The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America and located in the State of California with a trust office at 2 N. LaSalle Street, Suite 1020, in the City of Chicago, Illinois, and UMB Bank & Trust, N.A., a national banking association organized and existing under the laws of the United States of America and having its principal corporate trust office in the City of St. Louis, Missouri (hereinafter sometimes called respectively the “Principal Trustee” and the “Missouri Trustee” and together the “Trustees” and each thereof a “Trustee”), as Trustees, parties of the second part.

WHEREAS the Company has heretofore executed and delivered to the Trustees its Indenture of Mortgage and Deed of Trust, dated as of September 1, 1944 (hereinafter sometimes referred to as the “Original Indenture”), to secure an issue of First Mortgage Bonds of the Company, issuable in series; and

WHEREAS the Company has heretofore executed and delivered to the Trustees thirty-six Supplemental Indentures supplemental to the Original Indenture as follows:

Title	Dated
First Supplemental Indenture	as of June 1, 1946
Second Supplemental Indenture	as of January 1, 1948
Third Supplemental Indenture	as of December 1, 1950
Fourth Supplemental Indenture	as of December 1, 1954
Fifth Supplemental Indenture	as of June 1, 1957
Sixth Supplemental Indenture	as of February 1, 1968
Seventh Supplemental Indenture	as of April 1, 1969
Eighth Supplemental Indenture	as of May 1, 1970
Ninth Supplemental Indenture	as of July 1, 1976
Tenth Supplemental Indenture	as of November 1, 1977
Eleventh Supplemental Indenture	as of August 1, 1978
Twelfth Supplemental Indenture	as of December 1, 1978
Thirteenth Supplemental Indenture	as of November 1, 1979
Fourteenth Supplemental Indenture	as of September 15, 1983
Fifteenth Supplemental Indenture	as of October 1, 1988
Sixteenth Supplemental Indenture	as of November 1, 1989
Seventeenth Supplemental Indenture	as of December 1, 1990
Eighteenth Supplemental Indenture	as of July 1, 1992
Nineteenth Supplemental Indenture	as of May 1, 1993
Twentieth Supplemental Indenture	as of June 1, 1993
Twenty-First Supplemental Indenture	as of October 1, 1993
Twenty-Second Supplemental Indenture	as of November 1, 1993
Twenty-Third Supplemental Indenture	as of November 1, 1993
Twenty-Fourth Supplemental Indenture	as of March 1, 1994
Twenty-Fifth Supplemental Indenture	as of November 1, 1994
Twenty-Sixth Supplemental Indenture	as of April 1, 1995
Twenty-Seventh Supplemental Indenture	as of June 1, 1995
Twenty-Eighth Supplemental Indenture	as of December 1, 1996
Twenty-Ninth Supplemental Indenture	as of April 1, 1998
Thirtieth Supplemental Indenture	as of July 1, 1999

Thirty-First Supplemental Indenture	as of March 27, 2007
Thirty-Second Supplemental Indenture	as of March 11, 2008
Thirty-Third Supplemental Indenture	as of May 16, 2008
Thirty-Fourth Supplemental Indenture	as of March 27, 2009
Thirty-Fifth Supplemental Indenture	as of May 28, 2010
Thirty-Sixth Supplemental Indenture	as of August 25, 2010

some for the purpose of creating an additional series of bonds and of conveying additional property of the Company, and some for the purpose of modifying or amending provisions of the Original Indenture (the Original Indenture, all said Supplemental Indentures (other than the Thirtieth Supplemental Indenture, which did not become effective) and this Supplemental Indenture are herein collectively called the “Indenture”); and

WHEREAS the only Bonds outstanding as of the date hereof were issued pursuant to the Twenty-Second, Twenty-Third, Twenty-Eighth, Thirty-First, Thirty-Third, Thirty-Fourth, Thirty-Fifth and Thirty-Sixth Supplemental Indentures (collectively, the “Applicable Supplemental Indentures”), under which the Bonds of the 5.30% Pollution Control Series due 2013, the 5.20% Pollution Control Series due 2013, the 7.20% Series due 2016, the 5.875% Series due 2037, the 6.375% Series due 2018, the 7.00% Series due 2024, the 4.65% Series due 2020 and the 5.20% Series due 2040, respectively; and

WHEREAS in each of the Applicable Supplemental Indentures, the Company agreed that the covenant set forth in Section 4.11 of the Original Indenture would continue in effect for so long as any Bonds of the particular series issued under such Applicable Supplemental Indenture were outstanding; and

WHEREAS pursuant to Article 15 of the Original Indenture and in accordance with the provisions, terms and conditions thereof, the modification of the Indenture hereinbelow set forth has been duly made, the same having been made by the written consent of the holders of at least 60% in aggregate principal amount of the Bonds entitled to consent with respect to such modification, which modification was duly approved by the Company as evidenced by a certified resolution of the Board of Directors filed with the Principal Trustee; and

WHEREAS Section 14.01 of the Original Indenture provides that the Company and the Trustees may enter into indentures supplemental to the Original Indenture, which thereafter shall form a part thereof, to give effect to actions taken by bondholders pursuant to the provisions of Article 15 of the Original Indenture, and Sections 15.09 and 15.10 of the Original Indenture provide that instruments supplemental to the Original Indenture embodying any modifications or alterations of the Indenture made by written consent of bondholders may be executed by the Trustees and the Company; and

WHEREAS the consent of at least 60% of the bondholder has been obtained and is sufficient to enact the modifications contained herein; and

WHEREAS the Company desires and hereby authorizes and directs the Trustees to execute this Supplemental Indenture embodying the modifications of the Indenture made and approved as aforesaid; and

WHEREAS the Board of Directors of the Company has authorized the Company to enter into this Thirty-Seventh Supplemental Indenture (herein sometimes referred to as “this Thirty- Seventh Supplemental Indenture” or “this Supplemental Indenture”) for the purpose of embodying the modification of the Indenture made and approved as aforesaid; and

WHEREAS the Company represents that all acts and things necessary have happened, been done, and been performed, to make this Supplemental Indenture a valid and binding instrument, in accordance with its terms;

NOW, THEREFORE, THIS THIRTY-SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH: That The Empire District Electric Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, the Company and the Trustees hereby agree as follows.

ARTICLE I

MODIFICATION OF INDENTURE

Section 1.

(a)           Section 4.11 of the Indenture is hereby amended so as to add the following language:  “(i) the foregoing provisions shall not prohibit the Company from paying any dividend on its common stock, making any other distribution on any shares of its common stock or purchasing any shares of its common stock, in each case within 60 days after the related date of declaration (or, in the case of any purchase of shares of common stock, the related date of the giving of irrevocable notice) if (x) on the date of declaration or notice, such dividend, distribution or purchase would have complied with the provisions of the Indenture and (y) as of the last day of the calendar month ended immediately preceding the date of such payment, the ratio of Total Indebtedness to Total Capitalization (after giving pro forma effect to the payment of such dividend, distribution, or purchase) was not more than 0.625 to 1 and (ii)” after the clause “provided, however, that, for the purposes of this §4.11,” in the first sentence thereof.

(b)           Section 4.11 of the Indenture is hereby amended so as to add, at the end of Section 4.11 thereof, the following language: “For purposes of this §4.11, (1) “Total Indebtedness” shall mean all Indebtedness of the Company and its subsidiaries on a consolidated basis but shall exclude all accounts payable and expenses incurred in the ordinary course of the Company’s and its respective subsidiaries’ businesses; (2) “Total Capitalization” shall mean the sum of Total Indebtedness and stockholders’ equity, preferred and preference stock and other securities included on the consolidated balance sheet of the Company and its subsidiaries; and (3) “Indebtedness” shall mean as of any time the same is to be determined, the aggregate of: (a) all indebtedness with respect to borrowed money; (b) all reimbursement and other obligations with respect to letters of credit, banker’s acceptances, customer advances and other extensions of credit whether or not representing obligations for borrowed money; (c) the aggregate amount of capitalized lease obligations; (d) all indebtedness secured by any lien or any security interest on any property, whether or not the same would be classified as a liability on a balance sheet; (e) all indebtedness representing the deferred purchase price of property, but excluding all trade payables incurred in the ordinary course of business; and (f) all guaranties, endorsements (other than any liability arising out of the endorsement of items for deposit or collection in the ordinary course of business) and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, any of the foregoing; provided that Indebtedness of the Company shall be computed and determined, without duplication, on a consolidated basis for the Company and its subsidiaries after the elimination of intercompany items in accordance with generally accepted accounting principles as in effect in the United States. Notwithstanding any other provision of the Indenture providing for any amount to be determined in accordance with generally accepted accounting principles, for purposes of determining compliance with this §4.11, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Accounting Standards Codification 825-10-25, formerly known as Statement of Financial Accounting Standards No. 159, or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.”

Section 2.   Each of the Applicable Supplemental Indentures shall be construed to continue in effect the covenant set forth in Section 4.11 of the Original Indenture as amended hereby.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 1.  The Original Indenture as heretofore and hereby supplemented and amended is in all respects ratified and confirmed; and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument.  Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture as heretofore supplemented and amended on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.  All terms defined in Article 1 of the Original Indenture, as heretofore supplemented, for all purposes of this Supplemental Indenture, shall have the meanings therein specified, unless the context otherwise requires.

Section 2.    Bonds authenticated and delivered after the date hereof in exchange or substitution for Bonds of a series outstanding on the date hereof need not bear a notation of the amendment and modification of the Indenture provided for herein.

Section 3.    This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 4.    Nothing in this Supplemental Indenture contained, shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustees any right or interest to avail himself of any benefit under any provision of the Indenture, as heretofore supplemented and amended, or of this Supplemental Indenture.

Section 5.    The recitals and statements herein are deemed to be those of the Company and not of the Trustees (other than the due authorization and execution by Trustees).

                      IN WITNESS WHEREOF, The Empire District Electric Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A., parties of the second part, have each caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, a Vice President, an Assistant Secretary or an Assistant Vice President for and in its behalf, all as of the day and year first above written.

THE EMPIRE DISTRICT ELECTRIC COMPANY
By:	/s/	Bradley P. Beecher
	Name:	Bradley P. Beecher
	Title:	President and Chief Executive Officer

[Corporate Seal]
Attest:
/s/	Janet S. Watson
Name:	Janet S. Watson
Title:	Secretary - Treasurer

Signed, sealed and delivered by THE EMPIRE DISTRICT ELECTRIC COMPANY in the presence of:
/s/	Patricia A. Settle
Name:	Patricia A. Settle

/s/	Laurie A. Delano
Name:	Laurie A. Delano

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/	Sharon McGrath
	Name:	Sharon McGrath
	Title:	Vice President

[Corporate Seal]
Attest:
/s/	Richard Tamas
Name:	Richard Tamas
Title:	Vice President

Signed, sealed and delivered by THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. in the presence of:
/s/	Linda Garcia
Name:	Linda Garcia, Vice President

/s/	Lawrence Kusch
Name:	Lawrence Kusch, Vice President

UMB BANK & TRUST, N.A., as Trustee
By:	/s/	Sharon McGrath
	Name:	Sandra Battas
	Title:	Vice President

[Corporate Seal]
Attest:
/s/	Richard F. Novosak
Name:	Richard F. Novosak
Title:	Assistant Vice President

Signed, sealed and delivered by UMB BANK & TRUST, N.A., in the presence of:
/s/	Rebecca Dengler
Name:	Rebecca Dengler, Vice President

/s/	Karie Puleo
Name:	Karie Puleo, Assistant Vice President

State of Missouri	)
) ss.:
County of Newton	)

Be It Remembered, and I do hereby certify, that on this 9th day of June, 2011, before me, a Notary Public in and for the County and State aforesaid, personally appeared Bradley P. Beecher, the President and Chief Executive Officer of The Empire District Electric Company, a Kansas corporation, and Janet S. Watson, the Secretary-Treasurer of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such President and Chief Executive Officer and Secretary-Treasurer, respectively, and as the persons who subscribed the name and affixed the seal of said The Empire District Electric Company, one of the makers thereof, to the foregoing instrument as its President and Chief Executive Officer and Secretary-Treasurer, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

And the said Bradley P. Beecher and Janet S. Watson, being each duly sworn by me, severally deposed and said: that they reside in Joplin, Missouri, that they were at that time President and Chief Executive Officer and Secretary-Treasurer, respectively, of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Secretary-Treasurer, and the said instrument was signed by said President and Chief Executive Officer, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires August 26, 2011.

[Notarial Seal]

/s/ Julia L. Blackburn
Julia L. Blackburn
Notary Public

State of Illinois	)
) ss.:
County of Cook	)

Be It Remembered, and I do hereby certify, that on this 9th day of June, 2011, before me, a Notary Public in and for the County and State aforesaid, personally appeared Sharon McGrath, Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States of America, and Richard Tamas, Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President and Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said The Bank of New York Mellon Trust Company, N.A., one of the makers thereof, to the foregoing instrument as its Vice President and Vice President, respectively, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Sharon McGrath and Richard Tamas, being each duly sworn by me, severally deposed and said:  that they reside in Omaha, Nebraska and Chicago, Illinois, respectively; that they were at that time respectively Vice President and Vice President, of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Vice President, and the said instrument was signed by said Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires November 15, 2011.

 [Notarial Seal]

/s/ Robert Cafarelli
Robert Cafarelli
Notary Public

State of Missouri	)
) ss.:
County of Newton	)

Be It Remembered, and I do hereby certify, that on this 9th day of June, 2011, before me, a Notary Public in and for the County and State aforesaid, personally appeared Sandra Battas, Vice President of UMB Bank & Trust, N.A., a national banking association organized under the laws of the United States of America, and Richard F. Novosak, Assistant Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said UMB Bank & Trust, N.A. one of the makers thereof, to the foregoing instrument as its Vice President and Assistant Vice President, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Sandra Battas and Richard F. Novosak, being each duly sworn by me, severally deposed and said:  that they reside in Caseyville, Illinois and Imperial, Missouri, respectively; that they were at that time respectively Vice President and Assistant Vice President of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Assistant Vice President, and the said instrument was signed by said Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

My commission expires January 8, 2014.

 [Notarial Seal]

/s/ Debra Oberkfell
Notary Public